Investor Contact:            Randy Casstevens
                             Chief Financial Officer
                             Krispy Kreme Doughnuts, Inc.
                             336.733.3730

Financial Media Contact:     Robbin E. Moore
                             Investor Relations Director
                             Krispy Kreme Doughnuts, Inc.
                             336.726.8857


                     KRISPY KREME EARNINGS EXCEED CONSENSUS
             EPS INCREASES 45%; SYSTEMWIDE COMP STORE SALES UP 11.2%
            FISCAL YEAR 2004 EARNINGS GUIDANCE IS INCREASED TO $0.90

Winston-Salem, NC (May 28, 2003) - Krispy Kreme Doughnuts, Inc. (NYSE: KKD) today reported financial results for the three months ended May 4, 2003, the Company's first quarter of Fiscal 2004.

Net income for the first quarter increased 48.3% to $13.1 million compared with $8.9 million in the first quarter of Fiscal 2003. Diluted earnings per share increased to $0.22 in the first quarter compared with $0.15 for the same period in Fiscal 2003. Diluted earnings per share for the quarter includes the effect of a $0.5 million reversal of an accrual related to the arbitration award against the Company, discussed in the Company's Form 8-K filing dated February 10, 2003. The Company's fourth quarter Fiscal 2003 results included a $9.1 million pre-tax charge related to this arbitration award and in the first quarter of Fiscal 2004, the Company paid $8.6 million to settle the award. Excluding the effect of the reversal of the remaining accrual, net income for the quarter increased 44.7% to $12.8 million and diluted earnings per share for the period would have been $0.01 less than the reported $0.22 per share.

Total company revenues, which include sales from company stores, franchise operations, and Krispy Kreme Manufacturing and Distribution (KKM&D), rose 33.9% to $148.7 million, compared with $111.1 million in the prior year comparable period. Sales from the company stores increased 37.8% to $102.2 million; KKM&D sales increased 26.8% to $41.4 million; and revenues from franchise operations grew to $5.1 million, an 18.7% increase.

Systemwide sales, including sales of company and franchise stores, advanced 24.4% to $227.8 million in the first quarter compared with $183.1 million in the first quarter of Fiscal 2003. Sales were driven by an increase in company store sales of 37.8% to $102.2 million and an increase in franchise store sales of 15.3% to $125.6 million. On a comparable store basis, systemwide store sales increased 11.2% and company store sales were up 15.4%.

Commenting on the Company's financial performance, Scott Livengood, Chairman, President and Chief Executive Officer of Krispy Kreme Doughnuts, Inc. said, "Our business momentum continues and our first quarter results give us a strong start to our Fiscal Year 2004. In spite of a challenging environment for most retail businesses, we produced systemwide sales of $228 million and net income growth of 48%. I am very proud of these results."

During the quarter, six new Krispy Kreme stores were opened. New stores opened during the first quarter are located in Elk Grove, CA, Tucson, AZ, Marrero, LA, Melville, NY, Orlando, FL and Tampa, FL. This brings the total number of stores at the end of the first quarter to 282. Subsequent to the quarter-end, Krispy Kreme has opened six additional stores in Rockland, Quebec, Cranston, RI, El Paso, TX, Seattle, WA, Sioux Falls, SD and San Antonio, TX and one commissary in Brossard, Quebec.

Additionally, the Company announced plans to expand its development into the Canadian provinces of Alberta, Manitoba and Saskatchewan. KremeKo, Inc., the Company's franchisee in Eastern Canada, will develop an additional eight stores in the region over the next five years.

Also, the Company announced its fourth international joint venture agreement, awarding development rights for Mexico. Krispy Kreme Mexico, S. de R.L. de C.V. will develop 20 stores over the next six years throughout Mexico.

Further commenting on the Company's financial performance, Livengood added, "We are positioned for another year of strong growth. The opportunity created by multiple sales channels, our national expansion and our international growth prospects give me great confidence for this year and the years to come."

The Company indicated that based on its first quarter performance, it now expects to earn $0.90 per fully diluted share or $0.02 above consensus for Fiscal Year 2004. Quarterly earnings guidance is as follows: Q2 - $0.20; Q3 - $0.22; Q4 - $0.26. The Company affirmed its previously announced goals of systemwide comparable sales of 10% for the year with quarterly variations. Additionally, the Company reiterated its store development plans to open 77 new stores in 17 new markets and to open 10 other units, a combination of Doughnut and Coffee Shops and/or satellite stores during Fiscal 2004.

The Company strives to provide the investment community with the necessary information to evaluate the strength of its business model. In addition to the Summary Financial Results, the Company has included the following supplemental materials to assist in this analysis: Condensed Consolidated Balance Sheet, store opening summary, average weekly sales and operating weeks. Excluding the Condensed Consolidated Balance Sheet, the Company has provided this information for the past nine quarters and anticipates incorporating this information as a part of its quarterly earnings release. PDF files of these materials can be found on the News Release section at the Company's website.

The Company will hold a conference call today at 9:00 a.m. Eastern Time, which will be hosted by Scott Livengood, Chairman, President and Chief Executive Officer, John Tate, Chief Operating Officer and Randy Casstevens, Chief Financial Officer. The call will be broadcast live over the Internet and can be accessed at the Investor Relations page at www.krispykreme.com. A replay of the call will be available until 5:00 p.m. Eastern Time, June 4, 2003 by calling
888.568.0894 (domestic) or 402.998.1573 (international), and entering passcode 1564.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates 288 stores in 38 states and Canada. An estimated 7.5 million Krispy Kreme doughnuts are made everyday and more than 2.7 billion are produced each year. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.

                                      # # #

Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are its dependence on franchisees to execute its store expansion strategy, supply issues, competition and numerous other factors discussed in Krispy Kreme's periodic reports, proxy statement and other information statements filed with the Securities and Exchange Commission.

                          Krispy Kreme Doughnuts, Inc.
                            Summary Financial Results
                     For the First Quarter Ended May 4, 2003
             (All dollar amounts in thousands except per share data)
                                   (Unaudited)


                                                                         Quarter Ended

                                                          May 4, 2003       May 5, 2002          $ Change         % Change
                                                          -----------       -----------          --------         --------
Total revenues                                               $148,660          $111,059           $37,601            33.9%
Operating expenses                                            112,480            86,362            26,118            30.2%
General and administrative expenses                             8,902             7,623             1,279            16.8%
Depreciation and amortization expenses                          4,101             2,546             1,555            61.1%
Arbitration award                                                (525)             -                 (525)            -
                                                          -----------       -----------          --------
Income from operations                                         23,702            14,528             9,174            63.1%
Interest income                                                   227               599              (372)          -62.1%
Interest expense                                                  866               104               762           732.7%
Loss from joint ventures                                          694               198               496           250.5%
Minority interest in consolidated joint ventures                  616               533                83            15.6%
Other expenses                                                     25              -                   25             -
                                                          -----------       -----------          --------
Income before income taxes                                     21,728            14,292             7,436            52.0%
Provision for income taxes                                      8,588             5,431             3,157            58.1%
                                                          -----------       -----------          --------
Net income                                                    $13,140            $8,861            $4,279            48.3%
                                                          -----------       -----------          --------
                                                          -----------       -----------          --------

Diluted earnings per share (1)                                  $0.22             $0.15             $0.07            44.7%
Diluted shares outstanding                                     60,689            59,024             1,665             2.8%


Segment Information

Revenues
Company store operations                                     $102,243           $74,184           $28,059            37.8%
Franchise operations                                            5,066             4,268               798            18.7%
KKM&D                                                          41,351            32,607             8,744            26.8%
                                                          -----------       -----------          --------
Total revenues                                               $148,660          $111,059           $37,601            33.9%
                                                          -----------       -----------          --------
                                                          -----------       -----------          --------

Operating Income
Company store operations                                      $21,559           $13,585            $7,974            58.7%
Franchise operations                                            3,697             3,066               631            20.6%
KKM&D                                                           7,212             5,891             1,321            22.4%
Unallocated general and administrative expenses                (9,291)           (8,014)           (1,277)           15.9%
Arbitration award                                                 525              -                  525             -
                                                          -----------       -----------          --------
Total operating income                                        $23,702           $14,528            $9,174            63.1%
                                                          -----------       -----------          --------
                                                          -----------       -----------          --------

Operating Margins
Company store operations                                         21.1%             18.3%              2.8%
Franchise operations                                             73.0%             71.8%              1.1%
KKM&D                                                            17.4%             18.1%             -0.6%
Unallocated general and administrative expenses                   6.2%              7.2%             -1.0%
Arbitration award                                                 0.4%           -                    0.4%
Total operating income                                           15.9%             13.1%              2.8%

Depreciation and Amortization Expenses
Company store operations                                       $2,934            $1,964              $970            49.4%
Franchise operations                                               43                13                30           230.8%
KKM&D                                                             734               178               556           312.4%
Corporate administration                                          390               391                (1)           -0.3%
                                                          -----------       -----------          --------
Total depreciation and amortization expenses                   $4,101            $2,546            $1,555            61.1%
                                                          -----------       -----------          --------
                                                          -----------       -----------          --------

Systemwide Sales
Company stores                                               $102,243           $74,184           $28,059            37.8%
Franchise stores                                              125,562           108,874            16,688            15.3%
                                                          -----------       -----------          --------
Total                                                        $227,805          $183,058           $44,747            24.4%
                                                          -----------       -----------          --------
                                                          -----------       -----------          --------

Comparable Store Sales
Company stores                                                   15.4%
Systemwide                                                       11.2%


(1) In the fourth quarter of fiscal 2003, the Company accrued a pre-tax charge of $9,075 related to an arbitration award against the Company, which was discussed in the Company's Form 8-K filing dated February 10, 2003. During the quarter ended May 4, 2003, the Company paid $8,550 to settle the award. Diluted earnings per share for the quarter ended May 4, 2003 of $.22 includes the effect of the reversal of the remaining accrual, $525. Excluding the effect of the reversal of this accrual operating income would have been $23,177 and the operating income margin would have been 15.6%. After applying the effective tax rate of 39.5% to the $525 accrual reversal, net income would have been $12,822, a 44.7% increase over the prior year quarter and diluted earnings per share would have been $.01 less than the reported $.22.

                          Krispy Kreme Doughnuts, Inc.
                      Condensed Consolidated Balance Sheets
                                As of May 4, 2003
                        (All dollar amounts in thousands)


                                                   May 4, 2003      February 2, 2003        $ Change    % Change
                                                   -----------      ----------------        --------    --------
Cash and investments                                   $29,826               $59,523        $(29,697)     -49.9%
Receivables                                             50,407                46,319           4,088        8.8%
Inventories                                             27,017                24,365           2,652       10.9%
Property and equipment, net                            220,382               202,558          17,824        8.8%
Investments in unconsolidated joint ventures             7,030                 6,871             159        2.3%
Other assets                                           135,021                70,851          64,170       90.6%
                                                   -----------      ----------------        --------
Total assets                                          $469,683              $410,487         $59,196       14.4%
                                                   -----------      ----------------        --------
                                                   -----------      ----------------        --------


Payables                                               $24,228               $25,430         $(1,202)      -4.7%
Accrued expenses                                        23,115                30,056          (6,941)     -23.1%
Debt                                                    65,034                61,389           3,645        5.9%
Other long-term obligations                             22,727                20,260           2,467       12.2%
Shareholders' equity                                   334,579               273,352          61,227       22.4%
                                                   -----------      ----------------        --------
Total liabilities and shareholders' equity            $469,683              $410,487         $59,196       14.4%
                                                   -----------      ----------------        --------
                                                   -----------      ----------------        --------

                          Krispy Kreme Doughnuts, Inc.
                            Summary of Store Openings

                               Store Count Recap


                                     Consolidated         Total
                           Company            JVs       Company      Associate
                           -------  -------------      ----------   -----------
Beginning Count FY01            58              5            63             52
  Open                          -              -             -               2
  Closed                        -              -             -              -
  Transferred                   -              -             -              -
  Q1 Net                        -              -             -               2
Total End Q1 02                 58              5            63             54

  Open                           3              1             4             -
  Closed                        -              -             -              (1)
  Transferred                    3             -              3             (3)
  Q2 Net                         6              1             7             (4)
Total End Q2 02                 64              6            70             50

  Open                          -               2             2             -
  Closed                        (1)            -             (1)            -
  Transferred                    4             -              4             -
  Q3 Net                         3              2             5             -
Total End Q3 02                 67              8            75             50

  Open                          -               1             1              2
  Closed                        (1)            -             (1)            -
  Transferred                   (2)             2            -              -
  Q4 Net                        (3)             3            -               2
Total End Q4 02                 64             11            75             52

  Open                           1             -              1              2
  Closed                        -              -             -              (2)
  Transferred                   (1)            -             (1)             1
  Q1 Net                        -              -             -               1
Total End Q1 03                 64             11            75             53

  Open                           1             -              1              1
  Closed                        (1)            -             (1)            -
  Transferred                    3             -              3             (2)
  Q2 Net                         3             -              3             (1)
Total End Q2 03                 67             11            78             52

  Open                           1              3             4              1
  Closed                        (1)            -             (1)            -
  Transferred                   -               9             9             -
  Q3 Net                        -              12            12              1
Total End Q3 03                 67             23            90             53

  Open                           2              6             8              6
  Closed                        (1)            -             (1)            -
  Transferred                    2             -              2             (2)
  Q4 Net                         3              6             9              4
Total End Q4 03                 70             29            99             57

  Open                          -               1             1              3
  Closed                        -              -             -              -
  Transferred                    4             -              4             (2)
  Q1 Net                         4              1             5              1
                              -----           -----         -----           ----
Total End Q1 04                 74             30           104             58
                              -----           -----         -----           ----
                              -----           -----         -----           ----

                          Krispy Kreme Doughnuts, Inc.
                            Summary of Store Openings

                          Store Count Recap (Continued)


                                       Joint     Total        Total
                           AD       Ventures        AD    Franchise     Total
                         -----      ---------   ------   -----------   --------
Beginning Count FY01       54              5        59          111       174
  Open                      2              2         4            6         6
  Closed                   -              -         -            -         -
  Transferred              -              -         -            -         -
  Q1 Net                    2              2         4            6         6
Total End Q1 02            56              7        63          117       180

  Open                      4              3         7            7        11
  Closed                   -              -         -            (1)       (1)
  Transferred              -              -         -            (3)       -
  Q2 Net                    4              3         7            3        10
Total End Q2 02            60             10        70          120       190

  Open                      6              2         8            8        10
  Closed                   -              (1)       (1)          (1)       (2)
  Transferred              (4)            -         (4)          (4)       -
  Q3 Net                    2              1         3            3         8
Total End Q3 02            62             11        73          123       198

  Open                      9              9        18           20        21
  Closed                   -              -         -            -         (1)
  Transferred              -              -         -            -         -
  Q4 Net                    9              9        18           20        20
Total End Q4 02            71             20        91          143       218

  Open                      1              2         3            5         6
  Closed                   -              -         -            (2)       (2)
  Transferred              -              -         -             1        -
  Q1 Net                    1              2         3            4         4
Total End Q1 03            72             22        94          147       222

  Open                      4              6        10           11        12
  Closed                   -              -         -            -         (1)
  Transferred              (1)            -         (1)          (3)       -
  Q2 Net                    3              6         9            8        11
Total End Q2 03            75             28       103          155       233

  Open                      8              4        12           13        17
  Closed                   -              -         -            -         (1)
  Transferred              -              (9)       (9)          (9)       -
  Q3 Net                    8             (5)        3            4        16
Total End Q3 03            83             23       106          159       249

  Open                      7              7        14           20        28
  Closed                   -              -         -            -         (1)
  Transferred              -              -         -            (2)       -
  Q4 Net                    7              7        14           18        27
Total End Q4 03            90             30       120          177       276

  Open                      2             -          2            5         6
  Closed                   -              -         -            -         -
  Transferred              (5)             3        (2)          (4)       -
  Q1 Net                   (3)             3        -             1         6
                         -----          -----      -----       -----     -----
Total End Q1 04            87             33       120          178       282
                         -----          -----      -----       -----     -----
                         -----          -----      -----       -----     -----

                          Krispy Kreme Doughnuts, Inc.
                             Average Sales per Week
                              Dollars in Thousands

                                Fiscal Year 2002

                                  Q1               Q2                Q3               Q4         FY02
                                -----            -----             -----           ------       ------
Company stores                   $73.8            $71.8             $70.7            $70.3       $71.5

Area Developers                  $60.1            $61.1             $63.8            $67.0       $63.3

Associates                       $39.0            $40.0             $41.2            $40.8       $40.2

Total Franchise                  $49.6            $51.0             $53.4            $56.1       $52.7

Systemwide                       $57.8            $58.2             $59.9            $61.2       $59.4


                                Fiscal Year 2003

                                  Q1               Q2                Q3               Q4         FY03
                                -----            -----             -----           ------       ------
Company stores                   $75.6            $75.3             $76.8            $75.9       $75.9

Area Developers                  $63.9            $63.6             $63.0            $61.3       $62.9

Associates                       $50.4            $50.7             $48.6            $47.9       $49.4

Total Franchise                  $58.6            $58.8             $57.8            $56.8       $58.0

Systemwide                       $64.5            $64.4             $64.7            $63.7       $64.3

                                Fiscal Year 2004


                                  Q1
                                 ------
Company stores                   $77.4

Area Developers                  $58.0

Associates                       $52.4

Total Franchise                  $56.2

Systemwide                       $64.1

                          Krispy Kreme Doughnuts, Inc.
                              Total Operating Weeks

                                     FY2002

                                  Q1               Q2                Q3               Q4              FY02
                                -----            -----             -----           ------            ------

Company stores                   822              857               971            1,073             3,723

Area Developers                  809              849               866            1,113             3,637

Associates                       796              774               741              799             3,110

Total Franchise                1,605            1,623             1,607            1,912             6,747

Systemwide                     2,427            2,480             2,578            2,985            10,470

                                     FY2003

                                  Q1               Q2                Q3               Q4              FY03
                                -----            -----             -----           ------            ------

Company stores                   976              989             1,107            1,205             4,277

Area Developers                1,129            1,196             1,244            1,429             4,998

Associates                       728              713               700              708             2,849

Total Franchise                1,857            1,909             1,944            2,137             7,847

Systemwide                     2,833            2,898             3,051            3,342            12,124

                                     FY2004

                                  Q1
                               -----
Company stores                 1,336

Area Developers                1,505

Associates                       732

Total Franchise                2,237

Systemwide                     3,573